ACCOUNTS PAYABLE AND OTHER - Narrative (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Increase (decrease) in net defined benefit liability (asset)	$ 19	$ 4
Actuarial assumption of discount rates	2.00%	4.00%
Percentage increase in rate of compensation	2.00%	3.00%
Actuarial assumption of expected rates of return on pension assets	3.00%	5.00%